                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 10, 2004
                                                        ------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

         New York                       0-3319                 13-1784308
         --------                       ------                 ----------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

              One Commerce Park, Valhalla, NY                         10595
              ----------------------------------------------------------------
          (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [ ]  Written   communications   pursuant  to  Rule  425  under  the
               Securities Act (17 CFR 230.425)

          [ ]  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act (17 CFR 240.14a-12)

          [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ]  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO OF A MATERIAL DEFINITIVE AGREEMENT.

          On  September  10,  2004,  the  registrant  entered  into a separation agreement and release (the "Separation  Agreement")  with Thomas V. Gilboy,  the former Chief  Financial  Officer of the  registrant.  The Separation  Agreement, which is attached hereto as EXHIBIT 99.01 and incorporated  herein by reference, provides  for a  payment  of  $140,000  by  the  registrant  to Mr.  Gilboy.  In consideration  for this  payment,  the Change in Control  Agreement  between the registrant  and Mr. Gilboy dated October 28, 2002 (the "Gilboy Change in Control
Agreement")  was  terminated  and Mr. Gilboy agreed to release and discharge the registrant, as more fully described in the Separation Agreement.

ITEM 1.02.   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

          See ITEM 1.01 for a discussion of the termination of the Gilboy Change in Control  Agreement.  The  parties  terminated  the  Gilboy  Change in Control
Agreement in connection with Mr. Gilboy's resignation from the position of Chief
Financial Officer of the registrant effective August 30, 2004.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial Statements of Businesses Acquired.

             Not Applicable.

     (b)     Pro Forma Financial Information.

             Not Applicable.

     (c)     Exhibits.

             99.01 Separation Agreement and Release dated September 10, 2004.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEL GLOBAL TECHNOLOGIES CORP.
                                                  (Registrant)

Date:  September 15, 2004
                                        By: /s/ Walter Schneider
                                           -------------------------------------
                                           Walter Schneider
                                           Chief Executive Officer and President

                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION

99.01                                     Separation Agreement and Release dated
                                          September 10, 2004